Officers and Directors

Charles J. Swindells--Chairman
A. John W. Campbell--Director
Edmund J. Cashman, Jr.--Director                  [Worldwide Value Fund Logo]
Henri Deegenaar--Director                            Report to Shareholders
Walter A. Eberstadt--Director                          For the year ended
Ian F. H. Grant--Director                               December 31, 1995
Lawrence W. Harris, III--Director                 Lombard Odier International
Robert H. C. Van Maasdijk--Director               Portfolio Management Limited
Prinz Wolfgang E. Ysenburg--Director                   Investment Adviser
Peter E. F. Newbald--President                    Legg Mason Fund Adviser, Inc.
William H. Miller, III--Vice President               Investment Consultant
Edward A. Taber, III--Vice President                   and Administrator
Marie K. Karpinski--Vice President, Secretary
   and Treasurer
Andrew Roberts--Assistant Vice President
James N. H. Bennett--Assistant Vice President
Brian J. Pierce--Assistant Vice President

Custodian and Transfer Agent
State Street Bank & Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Sub-Custodian
The Chase Manhattan Bank, N.A.
1 Chaseside
Bournemouth, Dorset BH7 7DB
England

Worldwide Value Fund, Inc.
P.O. Box 1476
7 East Redwood Street, 10th floor
Baltimore, MD 21203-1476

   To Our Shareholders,

     Worldwide Value Fund enjoyed good performance during 1995. Including reinvestment of the $0.06/share ordinary income dividend payable to shareholders of record December 29, 1995, total return on net asset value for the year was 19.9% and total return on market price was an equally respectable 18.8%, compared to our benchmark's return of 21.5% (the Morgan Stanley European Index). Market performance thus far in 1996 has been good, as the Fund's share price is up 8.9% and the discount to net asset value has narrowed.

     On the following pages, Ronnie Armist and Mark Lloyd-Price, the Fund's portfolio managers, discuss the portfolio's structure and the investment outlook.

     We continued the share repurchase program which began during the second quarter of 1995. At December 31, 1995, approximately 59,000 shares had been repurchased and retired as Treasury stock. The Board of Directors has authorized the repurchase of up to 5% of all outstanding shares. As the discount has narrowed and the Fund's performance has improved, we will reassess continuance of the share repurchase program.

     On February 23, 1996, in an effort to address the discount to net asset value at which shares of the Fund have been trading, while taking into account the Fund's improving performance, the Fund's Board of Directors adopted a policy regarding the possible conversion of the Fund from a closed-end investment company to an open-end investment company. Under this policy, if the discount remains above 12% and the Fund's performance has not, by December 31, 1996, either exceeded the performance of the Morgan Stanley European Index, excluding any dividends, for the 5-year period January 1, 1992 to December 31, 1996 or placed the Fund in the top half of a peer group of funds as measured by Micropal for the same period, either of which the Board believes would justify continuing to operate the Fund as a closed-end fund, the Board would commence action necessary to convert the Fund, which would include presenting for shareholder approval the transaction to accomplish such conversion by the time of the Fund's 1997 shareholder meeting. However, if the discount decreases to below 12% on average for the month of December 1996, or if the Fund's performance either exceeds the specified index as set forth above or places the Fund in the top half of its peers, the Board would not initiate, at that time, any actions to convert the Fund. In such case, of course, the shareholders should realize the benefits of a reduced discount and strong performance.

     As always, we appreciate your support and welcome your suggestions.

                                                    Sincerely,

                                                    /s/ Charles J. Swindells
                                                    Charles J. Swindells
                                                    Chairman of the Board
February 26, 1996

Investment Advisers' Comments

     During the fourth quarter of 1995 the European markets rose by nearly 3%, against a background of relative currency stability. Most of the markets moved in line, with the exceptions being Switzerland, Sweden, Finland and, as usual, Italy.

                               Fourth Quarter 1995

                   MSCI European Index                  +2.8%
                   Worldwide Value Fund                 +2.9%

     Mention must be made about the Swiss market which was the strongest market in the quarter, and indeed, after a 41% increase in dollar terms in 1995, was the strongest performing market throughout the year. The impressive performance was due not only to perception of a weakening DM, on the advent of European Monetary Union ("EMU"), and investors' search for a strong currency, but also due to the high weighting of the strongly performing pharmaceutical stocks, including Roche, which is now Europe's largest company.
     The weakness in Sweden and Finland merely reflected the sectoral rotation throughout Europe during the quarter, as technology and cyclical stocks fell from favour. A profit downgrade in Nokia, a star stock earlier in the year, was singlehandedly the reason for the nearly 22% fall of the Finnish index. In Sweden, Ericsson suffered, but the index was also depressed by the preponderance of forestry stocks and concerns about the effect of a stronger krone on 1996 earnings. Conversely, European financial stocks all performed well, for the most part, recovering from oversold situations.
     The political scene was also eventful, but other than in Italy, did not unduly influence investor sentiment. In the UK, the Conservative party suffered another blow with the defection to the Liberal Democrats of one of its MP's, thus reducing the working majority in Parliament to 3. In Spain, Gonzalez finally agreed to a General Election in March 1996, and the opinion polls started to point to growing support for the opposition party, Partido Popular. Investors in the French market were encouraged by a speech by Chirac reaffirming the commitment of the French government to fulfill Maastricht criteria and be a founding member of the EMU. The news was not welcomed by the population, and the measures introduced to reduce the French social security deficit and increase fiscal revenues prompted a series of strikes which affected French public services throughout November and December. Needless to say, the Italian market continued to be affected by political uncertainty initiated by the loss of Parliamentary support for the technocrat government.
     Nevertheless, despite political tensions, the 1996 Italian budget law was eventually passed and was the reason for Italy being the strongest market in December. The reason for the strength was the improving economic fundamentals, and for the first time in several years, the budget deficit was broadly on target. In Sweden as well, perceptions that public finances were improving beyond expectations were the cause of a strong rally in both the bond market and the currency.
     On the corporate front things were less optimistic. Management forecasts from the automobile sector all over Europe were increasingly bearish, and the chemical sector suffered from downgrades due to pricing pressures in their products. Contractors also have been forced to look overseas at more risky business in the light of extremely low infrastructure investment in Europe. Against this background, investors and analysts alike are reviewing their profit forecasts for 1996 and 1997, and questioning the possibility of when and at what level, peak earnings will materialise.
     By the end of the year, the markets more than recovered all that was lost in October, and the driving theme was the potential for lower interest rates with the financials putting in particularly strong performances, and the large defensive blue chips recovering. The reason for the renewed focus on interest rates was precisely the publication of disappointing economic statistics. In Germany there was increasing confirmation of corporate con-cerns about a slowdown in industrial orders, weak consumer consumption, and downgrades of GDP forecasts. At the start of 1995, German GDP growth was forecast to be 3%, in October, it was officially put at only 2%.

     On the back of the disappointing growth indicators in Germany, in December the Bundesbank finally yielded to pressure to cut the Discount and Lombard rates, which sparked a series of interest rate cuts across most of Europe. As December came to a close, investors were generally in an optimistic frame of mind, and looking forward to further monetary easing in the New Year.

MARKET OUTLOOK
     We continue to expect good performance from the European equity markets and believe that there is still room for further interest rate cuts. The European inflation outlook continues to improve, and we believe that it will be kept under control precisely because the European consumer insists on more for less.
     Although an impressive amount of restructuring has already taken place, there may be room for more as private sector management consolidates its hold on State companies that have been recently privatised.
     The question on everyone's mind is whether the cyclical stocks have had their day. Pricing was very weak in the second half of 1995, but appears to be recovering, and although consumer sentiment is weak, there is a chance that, just as analysts were over-optimistic for the recovery, the pessimism prevailing towards the end of the year with regard to corporate earnings may have been overdone. Investors will be watching closely at the figures emerging over the next few months for clues as to the direction for earnings in 1996.
     In terms of stock selection we believe that those companies that can produce a good product or service at a competitive price will outperform. We believe that it is right to avoid those companies where pricing is currently protected by regulation and which may suffer from European Commission rulings in favour of more open markets. Companies in sectors where pricing pressure still prevails, will only do well if they can continue the drive to cut costs and improve efficiency.
     As we highlighted in the previous quarterly report, our geographical asset allocation is purely a reflection of our bottom-up stock selection. We moved up to a neutral weighting in France during the last quarter taking advantage of an oversold situation. We maintain an overweight position in Holland because of the good quality management teams in Dutch companies. In Sweden we are still overweight, but have recently switched some of the industrials into the lowly valued financial sector, and although we are underweight in Germany, our investments there are also concentrated on quality industrial situations. We maintain an underweight position in Italy, but could change this stance as the year progresses, and the undercurrent of change in corporate mentality gathers momentum. In Switzerland we have taken profits and reduced our weighting in pharmaceuticals, and in the process have adopted a more neutral position with regard to the banking sector.
     In general we will continue to concentrate on stock selection and intend to emphasize those companies where management has a good track record, or where we see evidence of strategies that will increase free cash flow and create value for shareholders. This, combined with the general expectation of monetary easing in Europe, lead us to believe that 1996 will be a good year for equities, and that your fund will continue to outperform.


                                                            Ronnie Armist
                                                            Mark Lloyd-Price

February 20, 1996

================================================================================
INDUSTRY DIVERSIFICATION
Worldwide Value Fund, Inc. / December 31, 1995
================================================================================

                                                         % of Net     Market
                                                          Assets       Value
                                                                       (000)
Pharmaceuticals and Health Care                            12.1%      $ 7,512
Retail Sales                                               10.4         6,467
Oil and Gas                                                 7.2         4,506
Banking                                                     7.0         4,328
Chemicals                                                   6.3         3,946
Leisure                                                     5.7         3,539
Manufacturing                                               5.4         3,344
Multi-Industry                                              5.2         3,234
Utilities                                                   4.8         2,974
Transportation                                              4.7         2,925
Automotive                                                  4.4         2,759
Consumer Durable Goods                                      4.2         2,620
Insurance                                                   4.1         2,556
Publishing                                                  3.6         2,244
Finance                                                     3.3         2,057
Telecommunications                                          2.8         1,767
Consumer Non-Durable Goods                                  2.7         1,680
Machinery                                                   1.8         1,129
Miscellaneous Services                                      0.9           575
Metals                                                      0.8           475
Investment Holding Companies                                0.7           407
Electrical Equipment                                        0.6           387
Computer Systems and Services                               0.6           380
Construction Materials                                      0.5           327
Total Investment Portfolio                                 99.8        62,138
Other Assets Less Liabilities                               0.2           111
Net Assets                                                100.0%      $62,249

================================================================================
STATEMENT OF NET ASSETS
Worldwide Value Fund, Inc. / December 31, 1995 / Amounts in Thousands
================================================================================

                                                                                       Shares        Value
COMMON STOCKS AND EQUITY INTERESTS --  98.7%
Austria--1.7%
   Flughafen Wien AG--operates Vienna International Airport                               9          $ 584
   Voest-Alpine Stahl AG--produces and distributes steel products                        17            475
                                                                                                     1,059
Belgium--0.6%
   Kredietbank NV--full service bank with branches throughout the world                   1            407
Finland--0.7%
   Nokia AB--manufactures telecommunication services and equipment                       11            438
France--12.2%
   Castorama Dubois Investissements--chain of stores specializing in
     do-it-yourself home repair supplies                                                  4            645
   Christian Dior SA--manufactures wine and spirits, perfumes, cosmetics and luggage      8            825
   Compagnie Generale des Eaux--provides water and waste management services              7            714
   Ecco SA--active in international business contracting                                  4            575
   Guilbert SA--distributes office and business-machine supplies and furniture            4            423
   Industrielle de Transports Automobiles SA--provides cleaning, recycling
     and waste treatment services                                                         3            500
   Lyonnaise des Eaux--operations include water distribution and environmental
     management                                                                           7            714
   Michelin (CGDE)-Class B--manufactures auto products and tourist information           15            614
   Peugeot SA--manufactures automobiles and light commercial vehicles                     3            442
   Pinault-Printemps SA--distributes household products and other consumer goods          2            399
   Roussel-Uclaf--develops and manufactures specialty pharmaceuticals                     4            644
   Total Compagnie Francaise des Petroles--produces and markets oil and gas              16          1,101
                                                                                                     7,596
Germany--10.5%
   Adidas AG--manufactures and markets sportswear and equipment worldwide                19            979
   Altana AG--produces and markets pharmaceuticals and chemical products                  1            710
   Bayer AG--major chemical company operating in over 150 countries                       3            676
   Hoechst AG--produces chemicals, fibers and polymers                                    3            835
   Mannesmann AG--manufactures plant equipment, automotive technology
     and electronic engineering                                                           1            341
   Siemens AG--provides a variety of industrial products and services                     2            914
   SKW Trostberg AG--produces fertilizer and other farming-related products              21            449
   Veba AG--provides electrical energy services throughout Germany                       25          1,070
   Volkswagen AG--manufactures cars and other vehicles for sale worldwide                 2            585
                                                                                                     6,559
Italy--1.0%
   Fiat SpA--manufactures vehicles, farm and construction equipment                     136            444
   Telecom Italia S.p.A.--provides telephone services throughout Italy                  107            188
                                                                                                       632

================================================================================
STATEMENT OF NET ASSETS--Continued
Worldwide Value Fund, Inc. / December 31, 1995 / Amounts in Thousands
================================================================================

                                                                                       Shares        Value

Netherlands--14.5%
   ABN Amro Holding N.V.--provides worldwide banking operations                          14          $ 647
   Aegon N.V.--offers insurance, financial, leasing and other services                   17            762
   Elsevier NV--holding company for international publishing group                       46            611
   Fortis Amev NV--holding company for financial services group                          13            888
   Gucci Group NV--produces and distributes luxury apparel and accessories                9            348
   Hagemeyer N.V.--imports and distributes brand name products                           13            679
   ING Groep NV--offers a wide range of financial services worldwide                     17          1,169
   KLM Royal Dutch Airlines NV--full service airline serving 77 countries                18            623
   Koninklijke Ahold NV--international food retailing organization                       13            527
   Koninklijke PTT Nederland NV--provides postal and telecommunication services          11            391
   Nutricia Vereenigde Bedrijven--produces specialized food products                      5            432
   Oce-Van Der Grinten N.V.--manufactures copiers and other office equipment              7            444
   Philips Electronics N.V.--holding company for manufacturer of electronic and
     electrical products                                                                 11            387
   Ver. Ned. Uitgevbedri Verigd Bezit--diversified media company                          5            662
   Wegener NV--publishes newspapers in the Netherlands                                    5            444
                                                                                                     9,014
Norway--1.2%
   Christiania Bank OG Kreditkasse--provides banking services for retail and
     corporate markets                                                                  187            436
   Sensonor A.S.--manufactures electronic airbag sensors for automobiles                 39            311
                                                                                                       747
Spain--2.9%
   Autopistas Concesionaria Espanola SA--operates and maintains motorways
    in Spain                                                                             68            774
   Banco Santander SA--commercial bank operating throughout Spain                         7            377
   Empresa Nacional de Electricidad SA--provides electricity to other utilities
    in Spain                                                                             12            680
                                                                                                     1,831
Sweden--7.2%
   AGA AB-Series B--produces and distributes industrial and medical gases                29            402
   Asea AB-Class B--holding company active in engineering and construction industries     3            321
   Astra AB-Class A--manufactures and markets pharmaceuticals                            28          1,128
   Atlas Copco AB-Series B--produces compressors, air dryers and related products        52            788
   Hennes & Mauritz AB--clothing retailer operating throughout Europe                     3            167
   Svedala Industrier AB--manufactures products for engineering and
     construction industries                                                             13            327
   Telefonaktienbolaget LM Ericsson--produces and installs telecommunication systems     37            719
   Trygg-Hansa AB--parent company of multi-line insurance company                        38            622

                                                                                                     4,474

                                       6

                                                                                       Shares        Value
Switzerland--13.5%
   Alusuisse-Lonza Holding AG--holding company with diverse industrial subsidiaries       1          $ 460
   BBC Brown Boveri AG--holding company with subsidiaries in energy, electronics,
     transportation and financial sectors                                                 1            813
   Ciba-Geigy AG--produces pharmaceuticals and biological products                        2          1,584
   Publicitas Holding S.A.--subsidiaries process national and international advertising   1            527
   Roche Holding AG--manufactures chemical and pharmaceutical products                   N.M.        1,638
   Sandoz AG--produces pharmaceuticals and chemicals                                      2          1,739
   Swiss Reinsurance Group--international multi-line insurance company                   N.M.          454
   Swissair AG--operates an international airline                                         1            444
   Zurich Versicherungsgesellschaft--offers a variety of insurance products               2            718
                                                                                                     8,377
United Kingdom--32.5%
   Allied Irish Banks plc--provides full range of banking services in the UK
    and Ireland                                                                         270          1,476
   Asda Group plc--food, apparel and home furnishings retailer                          944          1,627
   British Petroleum Company plc--produces and retails petroleum products
    and chemicals                                                                       266          2,220
   Compass Group plc--international catering group                                      199          1,511
   Fairey Group plc--manufactures electronics, aerospace and industrial products         59            492
   Glaxo Wellcome plc--produces and markets pharmaceuticals                              73          1,037
   Granada Group plc--provides television, leisure and computer maintenance services    202          2,028
   Henlys Group plc--manufactures buses and operates auto dealerships                   168          1,288
   Lloyds TSB Group plc--provides a wide range of banking services                      270          1,392
   Medeva plc--produces various pharmaceutical products                                 147            616
   Next plc--upscale retail, home shopping and financial services company               346          2,454
   Storehouse PLC--clothing and housewares retailer with three retail brands            125            648
   Vickers PLC--manufactures and sells automotive, defense and medical products         300          1,183
   Vodafone Group plc--provides telecommunications services                             170            610
   Wassall PLC--holding company whose subsidiaries manufacture a variety
     of consumer products                                                               391          1,640
                                                                                                    20,222
United States of America--0.2%
   Britmar Corporation--holding company for distribution activities                      46            115(A)

Total Common Stocks and Equity Interests
   (Identified Cost - $51,313)                                                                      61,471

================================================================================
STATEMENT OF NET ASSETS--Continued
Worldwide Value Fund, Inc. / December 31, 1995 / Amounts in Thousands
================================================================================

                                                                                       Shares        Value
PREFERRED STOCKS--1.1%
Germany--0.6%
   SAP AG--computer software developer and consultant                                     3          $ 380
Italy--0.5%
   Telecom Italia S.p.A.-Savings Shares--provides telephone services throughout Italy   273            287
Total Preferred Stocks
  (Identified Cost - $703)                                                                             667
Total Investments--99.8%
  (Identified Cost - $52,016)                                                                       62,138
Other Assets Less Liabilities--0.2%                                                                    111
Net Assets Consisting of:
Common stock at par value $.001 per share, authorized 50,000 shares,
   issued 3,005 shares, outstanding 2,946 shares                                    $     3
Accumulated paid-in capital                                                          52,947
Accumulated net investment loss                                                        (243)
Accumulated net realized loss on investments and currency transactions                 (631)
Unrealized appreciation of investments and currency transactions                     10,173
   Net assets - 100.0%                                                                             $62,249

   Net asset value per share                                                                        $21.13

 (A) Non-income producing
N.M. Not meaningful
     See notes to financial statements.

===============================================================================
STATEMENT OF OPERATIONS
Worldwide Value Fund, Inc. / For the Year Ended December 31, 1995 /
Amounts in Thousands
===============================================================================

Investment Income:
   Dividends                                                  $1,378
   Interest                                                       21
   Less foreign income tax expense                              (151)
   Total investment income                                             $ 1,248
Expenses:
   Investment advisory fee                                       580
   Administration fee                                            116
   Custodian fees                                                148
   Directors' fees and expenses                                  110
   Legal and audit fees                                          110
   Reports to shareholders                                        50
   Transfer agent and shareholder servicing expense               18
   Registration expense                                           17
   Other expenses                                                 56

   Total expenses                                                        1,205
Net Investment Income                                                       43
Net Realized and Unrealized Gain on
   Investments, Options and Currency Transactions:
   Realized gain (loss) from:
     Sale of investments                                       3,463
     Options and currency transactions                          (864)
   Change in unrealized appreciation of:
     Investments                                               7,646
     Options and currency transactions                           (72)

Net Realized and Unrealized Gain on
   Investments, Options and Currency Transactions                       10,173

Increase in Net Assets Resulting from Operations                       $10,216


================================================================================
STATEMENT OF CHANGES IN NET ASSETS
Worldwide Value Fund, Inc. / Amounts in Thousands
================================================================================

                                                                               For the Years Ended December 31,
                                                                                  1995                   1994
Change in Net Assets:
Operations:
   Net investment income (loss)                                                 $    43                $   (97)
   Net realized gain on investments, options and currency transactions            2,599                  2,732
   Change in unrealized appreciation of investments, options
     and currency transactions                                                    7,574                 (4,986)
   Change in net assets resulting from operations                                10,216                 (2,351)
   Distributions to shareholders:
     Net investment income                                                          (43)                    --
     In excess of net investment income                                            (134)                    --
   Change in net assets from Fund stock repurchase*                                (925)                    --
   Change in net assets                                                           9,114                 (2,351)
Net Assets:
   Beginning of year                                                             53,135                 55,486
   End of year (including overdistributions of net investment income
     of $243 and $0, respectively)                                              $62,249                $53,135

* As of December 31, 1995, 58,982 shares of Fund common stock were purchased at market prices which averaged a 21.4% discount to net asset value.
  See notes to financial statements.

================================================================================
FINANCIAL HIGHLIGHTS
Worldwide Value Fund, Inc.
================================================================================

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                               For the Years Ended December 31,
                                             -----------------------------------------------------------------
                                                1995          1994         1993           1992         1991
PER SHARE OPERATING
PERFORMANCE:
Net asset value beginning of year             $17.68        $18.46        $14.29        $15.44       $14.65
Net investment income (loss)                     .01          (.03)          .14           .08          .08
Net realized and unrealized gain
   (loss) on investments, options
   and currency transactions                    3.50          (.75)         4.13         (1.19)         .92
Total from investment operations                3.51          (.78)         4.27         (1.11)        1.00
Dividends and distributions paid:
     Net investment income                      (.06)           --          (.05)         (.04)        (.21)
     In excess of net investment income           --            --          (.05)           --           --
Total dividends and distributions               (.06)           --          (.10)         (.04)        (.21)
Net asset value, end of year                  $21.13        $17.68        $18.46        $14.29       $15.44
Market value per share, end of year           $16.88        $14.25        $16.625       $12.00       $12.50

TOTAL INVESTMENT RETURN:
   Based on market value per share             18.8%        (14.3%)        39.3%         (3.7%)        4.7%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
     Expenses                                   2.1%          2.1%          2.1%          2.2%         2.3%
     Net investment income                      0.1%           --           0.9%          0.5%         0.5%

Portfolio turnover rate                       147.7%         75.0%         66.8%        148.4%        91.9%

Net assets at end of year (in thousands)     $62,249       $53,135       $55,486       $42,930      $46,405

See notes to financial statements.

===============================================================================
NOTES TO FINANCIAL STATEMENTS
Worldwide Value Fund, Inc. / Amounts in Thousands
===============================================================================

1. Significant Accounting Policies:
Worldwide Value Fund, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified investment company. The following accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities for which market quotations are readily available are valued at the last sales price, or if no sales price is available at that time, at the mean between the latest bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the latest bid and asked prices. If market or bid and asked quotations are not available, securities will be valued as determined in good faith by the Board of Directors.

Currency Translation
The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

        (i)  market  value  of  investment  securities,   options,   assets  and
        liabilities  are  translated at the closing daily rate of exchange,  and

        (ii)purchases and sales of investment securities, options, dividend and interest income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

     The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Security Transactions and
Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Federal Income Tax
No provision for federal income or excise taxes is required, since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The Fund expects to distribute annually to shareholders all of its net investment income and net realized short-term and long-term capital gain.

2. Investment Transactions:
Investment transactions for the year ended December 31, 1995 (excluding short-term securities) were as follows:

                Purchases                                $75,178
                Proceeds from sales                       76,911

     At December 31, 1995, the cost of securities for federal income tax purposes was $52,264. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,540 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $666. The Fund has unused capital loss carryforwards for federal income tax purposes of $400 which expire in 2000.

3. Transactions with Affiliates:
The Fund has an investment advisory agreement with Lombard Odier International Portfolio Management Limited ("Adviser") for which the Adviser receives a monthly fee at an annual rate of 1% of the Fund's net assets, based on the net assets on the last business day of each month. This rate is reduced on net asset values in excess of $100 million. The Adviser has managed the Fund's portfolio since its inception in 1986.

===============================================================================
NOTES TO FINANCIAL STATEMENTS--Continued
Worldwide Value Fund, Inc. / Amounts in Thousands
===============================================================================

     The Fund has an administration contract with Legg Mason Fund Adviser, Inc. ("Administrator") for which the Administrator receives from the Fund a monthly fee at an annual rate of .20% of the Fund's net assets, based on the net assets on the last business day of each month. This rate is reduced on net asset values in excess of $100 million.
      The Administrator also serves as Investment Consultant ("Consultant") to the Adviser pursuant to an Investment Consultant Contract with the Adviser and the Fund. Under the Investment Consultant Contract, the Consultant provides the Adviser with investment advice, research and assistance, primarily regarding United States securities. For its services, the Consultant receives from the Adviser a monthly fee at the same rate and basis as in the Administration Contract discussed in the preceding paragraph.

4. Financial Instruments:
As part of the Fund's investment program, the Fund may utilize repurchase agreements, forward currency contracts, options and futures. The nature and risk of these financial instruments and the reason for using them are set forth more fully in the Fund's Prospectus.

Repurchase Agreements
All repurchase agreements are fully collateralized by obligations issued by the US government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

Forward Currency Contracts
The Fund may enter into foreign forward currency contracts to hedge against adverse changes in the relationship of the US dollar to foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward currency contracts are valued using the forward rate.

As of December 31, 1995 the Fund had entered into the following currency contract:

                                          Settlement   Unrealized
                                             Date      Gain (US$)
             Contract to Sell
             5,217 Deutschmarks             2/13/96        $55

Option Transactions
     A call option written gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option written gives the option holder the right to sell the underlying security at a specified price until a specified date. Risks arise from the possible illiquidity of the options market and from movements in security values. Call options written by the Fund and related premiums received during the period were as follows:
                                           Contracts    Premiums
             Options outstanding
              January 1, 1995               165         $  69
             Options written                743           369
             Options closed                (908)         (438)
             Options outstanding
              December 31, 1995              --         $  --

================================================================================
DIVIDEND REINVESTMENT PLAN
Worldwide Value Fund, Inc.
================================================================================
   Worldwide Value Fund, Inc. ("Fund") offers an Automatic Dividend Reinvestment Plan ("Plan"). All shareholders of the Fund are automatically participants in the Plan, unless they elect to receive their dividends and distributions in cash. State Street Bank and Trust Company ("State Street"), as Plan Agent, will automatically invest your dividends and distributions in shares of the Fund for your account. If you own shares in your own name, you participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you should request your nominee to re-register your shares in your own name which will enable you to participate in the Plan. Currently, the Plan does not have a cash purchase plan option.
   As a Plan participant, your dividends and distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or distribution payable at the option of the shareholder either in cash or in stock of the Fund, as a Plan participant you will automatically receive stock valued at the lower of market price or net asset value. If the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price. If the market price is lower than the net asset value, or if dividends or distributions are payable only in cash, then you will receive shares purchased by State Street on the New York Stock Exchange ("NYSE") or otherwise on the open market. If the market price exceeds net asset value before State Street has completed its purchases, the average purchase price may exceed net asset value resulting in fewer shares being acquired than if the dividend or distribution had been paid in newly issued shares. All reinvestments are in full and fractional shares, carried to three decimal places. However, if your shares are held by a broker, bank or nominee, who participates in the Plan on your behalf, any amounts not sufficient to purchase a whole share may be credited to your account in cash in lieu of the fractional share interest. Your reinvestments will begin with the next dividend or distribution payable by the Fund unless you elect to withdraw from the Plan, provided that State Street receives your authorization to withdraw prior to the record date. Should your authorization arrive after the record date, your withdrawal from the Plan will begin with the following dividend or distribution.
   There is no charge to participants for reinvesting dividends and distributions (except for certain brokerage commissions, as described below), since State Street's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased by State Street on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because State Street will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. Brokerage commissions will be averaged and added to the purchase prices.
   You will receive information annually, concerning the U.S. federal income tax status of dividends and distributions you receive, for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable on such reinvested dividends or distributions.
   You may elect to withdraw from the Plan without penalty at any time by written notice to State Street. If you are a shareholder of record and decide to withdraw, you will receive, without charge, stock certificates issued in your name for all full shares; or, if you wish, State Street will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. State Street will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.
   Further information about the Plan may be obtained by writing to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

================================================================================
QUARTERLY RESULTS OF INVESTMENT OPERATIONS/Unaudited
Worldwide Value Fund, Inc.
================================================================================
Shown in thousands of dollars and per common share:

                                            First            Second                 Third            Fourth
1995                                       Quarter           Quarter               Quarter           Quarter

Total investment income                 $ 199   $0.07   $ 631     $0.21       $ 265     $0.09   $ 153     $0.05
Net investment income (loss)              (65)  (0.02)    337      0.11         (37)    (0.01)   (192)    (0.07)
Net realized and unrealized gain
  (loss) on investments
  and currency transactions             1,237    0.41   3,811      1.30       3,023      1.05   2,102      0.74

                                            First            Second                 Third            Fourth
1994                                       Quarter           Quarter               Quarter           Quarter

Total investment income                 $ 156   $0.05   $ 540     $0.18       $ 267     $0.09    $ 86     $0.03
Net investment income (loss)             (115)  (0.04)    258      0.09         (18)    (0.01)   (222)    (0.07)
Net realized and unrealized gain
  (loss) on investments
  and currency transactions            (1,318)  (0.44) (2,406)    (0.80)      1,618      0.54    (149)    (0.05)


                        Shareholder Account Information

       Shareholders whose accounts are held in their own name may contact the Fund's Transfer Agent, State Street Bank & Trust Company at (800) 426-5523 for information concerning their accounts.

       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, up to 150,000 of the outstanding shares of its common stock at market prices.

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================
To the Shareholders and Directors
of Worldwide Value Fund, Inc.:

   We have audited the accompanying statement of net assets of Worldwide Value Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financing highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Value Fund, Inc. as of December 31, 1995, and the results of its operations, changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                                     COOPERS & LYBRAND L.L.P.
February 1, 1996
Baltimore, Maryland